*Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.51


                   ASSET PURCHASE AND CO-MARKETING AGREEMENT

     THIS ASSET PURCHASE AND CO-MARKETING AGREEMENT (this "Agreement") is made as of March 7, 2000 (the "Effective Date"), by and between DoveBid, Inc., a Delaware corporation with offices at 1241 East Hillsdale Blvd. Foster City, California 94404 ("DoveBid"), and Comdisco, Inc., a Delaware corporation with offices at 6111 North River Road, Rosemont, IL 60018 ("Comdisco").

                                   RECITALS

     A. DoveBid and certain investors, including Comdisco, entered into that certain Series C Preferred Stock Purchase Agreement dated February 25, 2000 (the "Stock Purchase Agreement"), pursuant to which DoveBid agreed to sell to Comdisco and Comdisco agreed to purchase from DoveBid a specified number of shares of DoveBid's Series C Preferred Stock.

     B. Under the Stock Purchase Agreement, DoveBid's obligation to sell shares of its Series C Preferred Stock to Comdisco is subject to DoveBid and Comdisco entering into this Agreement, pursuant to which Comdisco will sell to DoveBid certain of the specified assets as consideration for such stock.

     C. Comdisco has leased certain of the specified assets to [*] and Comdisco is free to sell the assets subject to the terms of the [*].

     D. DoveBid desires to purchase certain of the specified assets for cash consideration.

     E. DoveBid and Comdisco also desire to enter into this Agreement to establish the terms of a co-marketing relationship between the parties.

     NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, DoveBid and Comdisco hereby agree as follows:

1.   CERTAIN DEFINITIONS
     -------------------

     The following terms shall have the following meanings in this Agreement:

*Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     "Applicable Law" means all applicable provisions of all statutes, laws (including the common law), rules, regulations, ordinances, codes of any Governmental Authority, and all orders, decisions, injunctions, judgments, findings, awards and decrees of or agreements with any Governmental Authority.

     "Cash Consideration" means the amount equal to [*], payable by DoveBid to Comdisco pursuant to Section 3.1.

     "Comdisco Affiliate" means any company in which Comdisco holds: (i) a majority ownership; or (ii) an ownership interest equal to or in excess of twenty percent (20%) combined with either: (A) voting control or (B) two (2) or more board of directors' seats.

     "Encumbrances" means all mortgages, pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangements and all claims, restrictions, or agreements of any nature whatsoever.

     "Governmental Authority" means any national government, federal, state other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission, court or instrumentality of the United states, any state of the United States or any political subdivision thereof, and any tribunal or arbitrator'(s) of competent jurisdiction.

     "Intellectual Property Rights" means and includes all worldwide intellectual and other proprietary rights, including without limitation: (i) copyrights, trademarks and service marks (and all applications and registrations related thereto), (ii) all design rights, patents, patent applications, and patent rights, (iii) all trade secret rights, know-how, contract rights, proprietary information rights, rights of priority, rights of publicity, moral rights, (iv) all rights to secure renewals, reissuances and extensions of the above, (vi) all claims and/or causes of action of any kind for any past or future infringements upon, or other misappropriations or violations of any of the foregoing, and (vii) any other similar rights existing under judicial or statutory law of any country in the world or under any treaty.

     "Purchased Assets" means those Comdisco assets identified on Exhibit A.
                                                                  ---------

     "Purchased Assets Value" means the corresponding agreed upon resale value for the Purchased Assets, as specified on Exhibit A.
                                          ---------

2.   PURCHASE AND SALE OF ASSETS
     ---------------------------

     2.1  Agreement to Sell and Purchase Assets.  Subject to the terms and
          -------------------------------------
conditions of this Agreement, Comdisco agrees to sell, assign, transfer and convey to DoveBid at the Closing (as defined in Section 3.3), and DoveBid agrees to purchase and acquire from Comdisco at the Closing, all of Comdisco's right, title and interest in and to all of the Purchased Assets. The Purchased Assets will be sold, assigned, transferred and conveyed to DoveBid (as provided in

*Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

Section 2.2) on the Closing Date (as defined in Section 3.3), free and clear of all Encumbrances, other than the purchase money security interest of Comdisco with respect to the [*] equipment as described on Exhibit A hereto (hereinafter
                                                  ---------
"[*] Equipment") until payment in full of the Cash Consideration.

     2.2  Passage of Title; Delivery; Inspection.
          --------------------------------------

          (a)  Title Passage.  Except as otherwise provided in this Section 2,
               -------------
upon the Closing, all right, title and interest in and to all of the Purchased Assets shall pass to DoveBid, and Comdisco shall deliver to DoveBid possession of all of the Purchased Assets subject to the provisions of Section 2.2(c) hereof. Comdisco agrees to also deliver to DoveBid a Bill of Sale substantially in the form attached as Exhibit B ("Bill of Sale") and such other instruments
                        ---------
and conveyances that DoveBid may reasonably deem necessary or desirable (both at and after the Closing) sufficient to convey to DoveBid good and marketable title to all of the Purchased Assets, free and clear of all Encumbrances other than the purchase money security interest of Comdisco in the [*] Equipment until payment in full of the Cash Consideration. Comdisco acknowledges and agrees that DoveBid will retain any and all proceeds from DoveBid's resale of any of the Purchased Assets.

          (b)  Software Licenses.  To the extent that the Purchased Assets
               -----------------
include any software and Comdisco is the licensee and has the right to assign such license rights, Comdisco hereby agrees, upon request of DoveBid, at DoveBid's sole expense, to assign such license rights and agrees to undertake whatever action that DoveBid may reasonably deem necessary or desirable, including the execution of documents (both at and after the Closing) in furtherance thereof.

          (c)  Delivery of Purchased Assets.  DoveBid has requested and Comdisco
               ----------------------------
has agreed to store the Purchased Assets, other than as set forth below, at Comdisco's facilities in Massachusetts and California for a period not to exceed thirty (30) days from the Closing Date (the "Purchased Assets Storage Period"). On or prior to the expiration of the Purchased Assets Storage Period, DoveBid and Comdisco shall enter into an agreement with regard to services to be provided by Comdisco in connection with the storage, packaging, refurbishing and such other services as shall be agreed upon between the parties and the related fees for such services. In the event the parties do not enter into an agreement within such period, DoveBid will pick up, at its expense, the Purchased Assets from Comdisco's facilities within fifteen (15) business days thereof and for each day thereafter, DoveBid shall pay Comdisco as liquidated damages, an amount of $5000 per day. DoveBid acknowledges that certain of the Purchased Assets, as specified on Exhibit A as "[*]", are located [*] and DoveBid's possession
             ---------
thereof is subject to [*]. Comdisco shall have risk of loss for the Purchased Assets remaining at Comdisco's facilities for the period specified above. Risk of loss for the Purchased Assets located [*] shall transfer to DoveBid on the Closing Date.

          (d)  Inspection of Purchased Assets. Within fifteen (15) business days
               ------------------------------
following the Closing, DoveBid will conduct an inspection of the Purchased Assets, other than the Purchased Assets located [*], to verify that such assets correspond to the list thereof as set

*Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

forth in Exhibit A and to document the condition of such assets. The result of
         ---------
DoveBid's inspection will be set forth in a written report (the "Purchased Assets Inspection Report"), which DoveBid will promptly furnish to Comdisco. If such an inspection reveals that any of the Purchased Assets are missing, Comdisco will promptly pay DoveBid the Purchased Asset Values (as set forth in Exhibit A) for such missing Purchased Assets or provide DoveBid a like-kind
---------
replacement with a comparable Purchased Assets Value. If Comdisco provides DoveBid with a like-kind replacement of any of the Purchased Assets, DoveBid will amend the Purchased Assets Inspection Report as appropriate. At the end of the earlier of (i) the expiration of the Purchased Assets Storage Period (or any mutually agreed-upon extension thereof); and (ii) the date on which DoveBid removes the Purchased Assets from Comdisco's facilities, DoveBid will conduct a second inspection of the Purchased Assets, other than the Purchased Assets located [*], to verify that such assets correspond to the Purchased Assets Inspection Report (as amended, if applicable). If the second inspection reveals that any of the Purchased Assets are missing or are damaged, based on the information contained in the Purchased Assets Inspection Report (as amended, if applicable), Comdisco will promptly pay DoveBid the Purchased Asset Value (as set forth in Exhibit A) for such missing Purchased Assets or provide DoveBid a
             ---------
like-kind replacement with a comparable Purchased Assets Value.

     2.3  Repurchase of Purchased Assets.  Subsequent to the Closing, Comdisco
          ------------------------------
will have the right to request DoveBid to sell to Comdisco any of the Purchased Assets. Upon such request, DoveBid will sell such Purchased Assets to Comdisco at prices equal to the applicable Purchased Assets Value, and subject DoveBid's standard auction terms.

3.   PURCHASE PRICE; PAYMENTS
     ------------------------

     3.1  Purchase Price. In consideration of the sale, assignment, transfer and
          --------------
conveyance of all the Purchased Assets to DoveBid at the Closing free and clear of all Encumbrances, other than a purchase money security interest in favor of Comdisco, DoveBid shall (i) pay to Comdisco on or after the Closing, but in no event later than March 31, 2000, by wire transfer the Cash Consideration, and
(ii) issue to Comdisco [*] shares of DoveBid's Series C Preferred Stock in the form of a stock certificate, in accordance with the terms and conditions specified in the Stock Purchase Agreement.

     3.2  Expenses and Taxes. Each party will bear its own attorneys,
          ------------------
accountants, financial advisors and other fees and costs related to this transaction, including preparation of this Agreement. DoveBid will either pay all sales, transfer, bulk sales and use tax associated with the transaction hereby contemplated and the transfer of the Purchased Assets or will provide resale certificates to Comdisco in connection therewith and will indemnify Comdisco and its shareholders, officers, directors, employees and agents, from all loss, liability, damage, claim, risk and expense (including reasonable attorneys' fees) occasioned by DoveBid's failure to pay such taxes in the absence of an exemption therefrom.

     3.3  Closing.  The consummation of the transaction contemplated hereby
          -------
will take place at a closing to be held at the offices of Fenwick & West LLP located at Palo Alto Square, Palo Alto, California (the "Closing") at 10:00 am on March 7, 2000, or at such other time or

*Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

date, and at such place, or by such other means of exchanging documents, as may be agreed to by the parties hereto. The date on which the Closing activity occurs will be referred to as the "Closing Date".

4.  CO-MARKETING RELATIONSHIP.
    -------------------------

    4.1   Right of First Refusal.  Comdisco hereby grants to DoveBid the right
          ----------------------
of first refusal (the "Right of First Refusal") to act as the exclusive provider of third-party auction services for the sale of all Comdisco [*] manufacturing equipment and [*] and [*] and [*] equipment (collectively, "Designated Comdisco Equipment"), subject to the following terms:

          (a) The Right of First Refusal will apply to the sale of all Designated Comdisco Equipment that Comdisco elects to dispose of by auction through a third party ("Designated Assets"). The Right of First Refusal will not apply to any sale of assets by Comdisco or a Comdisco Affiliate through its own channels, which shall include, but not be limited to, direct sales, Web sales, auctions, or any other form of remarketing by Comdisco or a Comdisco Affiliate. Comdisco may, but is not obligated to, offer DoveBid assets for auction other than the Designated Comdisco Equipment. Any such assets offered to DoveBid shall be considered Designated Assets for the purposes of Sections 4.1(c) and (d).

          (b) During the Co-Marketing Term (as defined in Section 4.6), Comdisco's [*] division will list a minimum of [*] of [*] assets on DoveBid's 24x7 Web site. All such assets shall be considered Designated Assets for the purposes of Sections 4.1(c) and (d). DoveBid will charge Comdisco its standard five percent (5%) commission rate for the sale of such assets on DoveBid's 24x7 Web site, for a total anticipated commission with respect to such assets of [*] (the "Minimum Commissions"). If, as of the end of the Co-Marketing Term, DoveBid has received less than the Minimum Commissions, then Comdisco will promptly pay DoveBid an amount equal to the Minimum Commissions less any commissions actually received by DoveBid for the sale of such assets.

          (c) Prior to putting any Designated Assets up for auction, Comdisco will provide DoveBid with a list of such assets containing Comdisco's reserve price for each asset (a "Designated Assets List"). DoveBid will have a period of [*] days from the date of receipt of Comdisco's Designated Asset List to accept or reject the Designated Assets for auction on such reserve price terms. In the event DoveBid elects to reject the Designated Assets for auction, Comdisco may enter into agreements with any third party for the disposal of such assets so long as the reserve prices for the assets are not less than those identified in Comdisco's Designated Asset List. If DoveBid accepts the Designated Assets for auction, DoveBid will have the exclusive right to sell such assets for a reasonable period of time, of not less than [*] days, as shall be agreed upon by the parties (each, an "Auction Duration"), and upon auction terms and conditions substantially in the form attached hereto as Exhibit C (the
                                                                  ---------
"Auction Terms"), as negotiated at the time such assets are presented by DoveBid for auction, including the fee-sharing arrangement between DoveBid and Comdisco in connection therewith. Comdisco and DoveBid will enter into a Schedule substantially in the form attached hereto as Exhibit D for any auctions of
                                             ---------
Designated Assets accepted by DoveBid under this Section 4.1. Comdisco will retain

*Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

title to Designated Assets that DoveBid accepts for auction, but DoveBid may warehouse such assets, as mutually agreed by the parties.

          (d) In the event that DoveBid does not sell such Designated Assets in accordance with the applicable Auction Terms, Comdisco will have the right to rescind DoveBid's right to sell such assets, DoveBid will remove such assets from DoveBid's auction and, to the extent applicable, return such assets to Comdisco, within five (5) business days of receipt of written notice thereof from Comdisco, and Comdisco shall have the right to sell such Designated Assets through its own channels or via any third party. In addition, Comdisco shall have the right to review DoveBid's performance hereunder at the expiration of the fifth (5/th/) month after the Closing Date. If, as a result of such a review, Comdisco determines that DoveBid has failed to auction, within the applicable Auction Durations, a percentage of Designated Assets equal to or in excess of [*] of the aggregate Designated Assets allocated to DoveBid for auction during such Auction Durations, as measured by dollar amount of assets based upon reserve prices, DoveBid's Right of First Refusal shall be terminated upon receipt of written notice thereof from Comdisco.

          4.2  Exclusivity.  As long as the Right of First Refusal (as defined
               -----------
in Section 4.1) remains in effect, DoveBid agrees not to enter into a co-marketing relationship with a company that provides services similar to Comdisco for the auction of [*] or [*] equipment, subject to the following terms:

          (a) DoveBid will not [*] auction services for the sale of types of equipment substantially similar to the Designated Comdisco Equipment of any other company that provides equipment financing and asset management services for third parties in the [*] or [*] sectors [*].

          (b) Nothing will restrict DoveBid from auctioning equipment used by a [*] for its own internal needs [*].

          (c) Nothing will restrict DoveBid from auctioning equipment used by any company for its internal needs regardless of the source of lease or capital financing used by the company [*].

          (d) Nothing will restrict third parties (including, without limitation, [*]) from [*] assets for auction on DoveBid's Web site.

          (e) Prior to selling aggregated assets in the [*] or [*] sectors for auction on DoveBid's Web site, DoveBid will seek to identify with Comdisco opportunities to refurbish certain "big ticket" assets for resale through Comdisco's channels. The terms of any such transaction would be mutually agreed by DoveBid and Comdisco.

          (f) DoveBid will allow Comdisco [*] to the [*] in [*] for the Designated Comdisco Equipment sectors ("[*]") solely for Comdisco's internal use only. Comdisco will not have the right to [*] any of [*] or permit its use by any third party.

*Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     4.3  Marketing Branding.  The parties will enter into joint marketing
          ------------------
programs to promote the parties' co-marketing relationship subject to the following terms:

          (a) Any use by DoveBid of the Comdisco name or any Comdisco trademark shall be subject to Comdisco's prior (i) review of the proposed marketing materials, press releases, announcements or similar documentation and (ii) written consent. Any such use by DoveBid of Comdisco's name or any Comdisco trademark must be in compliance with Comdisco's standard trademark usage guidelines.

          (b) Any use by Comdisco of the DoveBid name or any DoveBid trademark shall be subject to DoveBid's prior (i) review of proposed marketing materials, press releases, announcements or similar documentation and (ii) written consent. Any such use by Comdisco of DoveBid's name or any DoveBid trademark must be in compliance with DoveBid's standard trademark usage guidelines.

     4.4  Further Collaboration.  DoveBid and Comdisco may extend the terms of
          ---------------------
the [*] and [*] as provided [*], respectively, by mutual written agreement. In addition, the parties will work together to identify other areas in which they can collaborate, including the auction of assets other than the Designated Comdisco Equipment, such as [*], [*] and [*].

     4.5  Non-Solicitation.  DoveBid and Comdisco will not solicit for hire any
          ----------------
employee of the other during the term of this Agreement or for one (1) year thereafter.

     4.6  Term of Co-Marketing Relationship.  Unless terminated earlier in
          ---------------------------------
accordance with the terms hereof, the parties' co-marketing relationship, as set forth in Sections 4.1 through 4.5, will be in force for a term of one (1) year from the Closing Date, unless otherwise mutually agreed between the parties (the "Co-Marketing Term"). Either party may terminate the Co-Marketing Term upon notice to the other party if the other party commits a material breach of any representation, warranty, term or condition thereof and fails to cure such breach within thirty (30) days following receipt of written notice thereof.

5.   OBLIGATIONS AND LIABILITIES NOT ASSUMED
     ---------------------------------------

     5.1  Liabilities and Obligations Not Assumed.  Except for the obligations
          ---------------------------------------
arising following the Closing under any software licenses assigned by Comdisco to DoveBid pursuant to Section 2.2 (b) hereof and any obligations arising in connection with Comdisco's assignment to DoveBid of Comdisco's rights and interests under [*], DoveBid has not and will not, by the execution, delivery or performance of this Agreement, or otherwise, assume or otherwise become responsible for any liability or obligation of any nature of Comdisco, including without limitation any tax liabilities related to the Purchased Assets arising prior to the Closing ("Pre-Closing Risks"). Comdisco hereby agrees to indemnify, defend and hold DoveBid and its shareholders, officers, directors, employees and agents, harmless from and against all loss, liability, claims and expenses (including reasonable attorneys' fees) related to such Pre-Closing Risks.

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

     5.2  No Obligations to Third Parties.  The execution and delivery of this
          -------------------------------
Agreement shall not be deemed to confer any rights upon any person or entity other than the parties hereto, or to make any person or entity a third-party beneficiary of this Agreement, or to obligate the parties to any person or entity other than the parties to this Agreement.

6.   REPRESENTATIONS AND WARRANTIES OF DOVEBID
     -----------------------------------------

     DoveBid represents and warrants to Comdisco that all of the following statements are true, accurate and correct:

     6.1  Corporate Organization.  DoveBid is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of the State of Delaware. DoveBid has all necessary corporate power and authority to enter into this Agreement and all other documents that DoveBid may be required to enter into in connection with this Agreement.

     6.2  Authorization for this Agreement.  The execution and delivery of this
          --------------------------------
Agreement and each other agreement or instrument referenced herein by DoveBid, and the performance by DoveBid of its obligations hereunder and thereunder have been duly authorized by the Board of Directors of DoveBid, and, if required by law or agreement, its shareholders, and no further corporate or other action or approval is required in order to constitute such agreements as binding and enforceable.

     6.3  No Conflicts. The execution, delivery and performance by DoveBid of
          ------------
this Agreement and each other agreement or instrument referenced herein by DoveBid, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (a) DoveBid's articles of incorporation or by-laws or other organizational documents, (b) any Applicable Law applicable to DoveBid, or (c) any contract, agreement or other instrument to which DoveBid is a party or by which DoveBid may be bound or affected. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of DoveBid is required in connection with the execution, delivery and performance of the Agreement by DoveBid or the consummation of the transactions contemplated thereby, except those as shall have been obtained or made prior to Closing.

     6.4  Brokerage and Finder's Fees.  Neither DoveBid nor any of its
          ---------------------------
affiliates has employed any broker, finder or agent, or agreed to pay or incur any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement, or dealt with anyone purporting to act in the capacity of a broker, finder or agent with respect thereto as a result of which any claim for a fee can be asserted against Comdisco.

     6.5  Full Disclosure.  No representation or warranty by DoveBid in this
          ---------------
Agreement, contains any untrue statement of a material fact or omits to state a material fact or circumstance required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. The copies of all documents

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

furnished by DoveBid to Comdisco, its affiliates and agents pursuant to or in connection with this Agreement and the transactions contemplated hereby are complete and accurate.

7.   REPRESENTATIONS AND WARRANTIES OF COMDISCO
     ------------------------------------------

     Comdisco represents and warrants to DoveBid that all of the following statements are true, accurate and correct:

     7.1  Corporate Organization.  Comdisco is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority and the legal right to own the Purchased Assets. Comdisco has all necessary corporate power and authority to enter into this Agreement and all of the other agreements and instruments required to be executed or delivered by Comdisco hereunder collectively "Collateral Agreements").

     7.2  Authorization for this Agreement.  The execution and delivery of this
          --------------------------------
Agreement and each of the Collateral Agreements herein by Comdisco and the performance by Comdisco of its obligations hereunder and thereunder have been duly authorized by the Board of Directors of Comdisco and, if required by law or agreement, its shareholders, and no further corporate or other action or approval is required in order to constitute such agreements as binding and enforceable.

     7.3  No Conflicts.  The execution, delivery and performance by Comdisco of
          ------------
this Agreement and each of the Collateral Agreements to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (a) Comdisco's articles of incorporation or by-laws or other organizational documents, (b) any Applicable Law applicable to Comdisco, or any of the Purchased Assets, or (c) any contract, agreement or other instrument to which Comdisco is a party or by which Comdisco or any of the Purchased Assets, may be bound or affected, except as provided in [*]. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of Comdisco is required in connection with the execution, delivery and performance of the Agreement and the Collateral Agreements by Comdisco or the consummation of the transactions contemplated thereby, except those as shall have been obtained or made prior to Closing.

     7.4  Brokerage and Finder's Fees.  Neither Comdisco nor any Comdisco
          ---------------------------
Affiliate has employed any broker, finder or agent, or agreed to pay or incur any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement, or dealt with anyone purporting to act in the capacity of a broker, finder or agent with respect thereto as a result of which any claim for a fee can be asserted against DoveBid.

     7.5  Title.  Comdisco owns and has good and marketable title to all of the
          -----
Purchased Assets, free and clear of all Encumbrances. Title to all the Purchased Assets is freely

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

transferable from Comdisco to DoveBid without obtaining the consent or approval of or delivering notice to any person or party.

     7.6  Condition of Purchased Assets.  The Purchased Assets are being sold
          -----------------------------
"as is". COMDISCO MAKES NO OTHER WARRANTEIS OTHER THAN THOSE SPECIFICALLY SET OUT IN THIS AGREEMENT (IF ANY), AND SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     7.7  Litigation.  There are no actions, suits, investigations or
          ----------
proceedings pending, or, to the knowledge of Comdisco, threatened (i) against Comdisco, the Purchased Assets or any properties or rights of Comdisco which arose out of or are based upon the ownership or use of the Purchased Assets before any Governmental Authority, (ii) challenging the ownership or use, in any respect, of the Purchased Assets, or (iii) asserting the invalidity of this Agreement or seeking to prevent any of the transactions contemplated hereby.

     7.8  Compliance with Laws.  In the operation of its business as it
          --------------------
relates to the Purchased Assets, Comdisco has duly complied with all Applicable Laws, including without limitation, all laws, regulations and rules relating to environmental, export controls, immigration, labor and employment benefits matters.

     7.9  Taxes.  At the Closing there will be no federal, state or local tax
          -----
liens (whether recorded, unrecorded or arising by operation of law) against any of the Purchased Assets to be transferred to DoveBid hereunder. Comdisco has paid or will pay, when due, any federal, state or local taxes attributable to periods prior to the Closing Date with respect to the Purchased Assets which, if unpaid, may result in a lien against any of the Purchased Assets.

     7.10 Records.  On or before the Effective Date and the Closing, Comdisco
          -------
has made available to DoveBid access to all documents, books, files and records of Comdisco pertaining to the Purchased Assets.

     7.11 Undisclosed Liabilities.  To Comdisco's knowledge, Comdisco has no
          -----------------------
obligations or liabilities related to the Purchased Assets, including but not limited to, employees or consultants, whether absolute, accrued, contingent or otherwise, except and to the extent disclosed in this Agreement.

     7.12 Intellectual Property.  As between the parties, Comdisco owns,
          ---------------------
possesses and has the exclusive rights to own the Purchased Assets, and Comdisco has not granted any third party any outstanding licenses or other rights in or to any of its Purchased Assets. Comdisco is not liable, nor has it made any contract, commitment or arrangement whereby it may become liable, to any person for any royalty, fee or other compensation for any of the Purchased Assets. To Comdisco's knowledge, no third party has asserted or threatened to assert against Comdisco that any of the Purchased Assets infringe upon, misappropriate or otherwise conflict with, any Intellectual Property Rights of any third party.

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

     7.13 Decontamination Processes.  Comdisco has complied with its normal
          -------------------------
and customary decontamination processes with respect to the Purchased Assets, other than the "[*]" located on [*].

     7.14 Full Disclosure.  No representation or warranty by Comdisco in this
          ---------------
Agreement or in any Collateral Agreement when taken together, contains any untrue statement of a material fact or omits to state a material fact or circumstance required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. The copies of all documents furnished by Comdisco to DoveBid, its affiliates and agents pursuant to or in connection with this Agreement and the transactions contemplated hereby are complete and accurate.

8.   COVENANTS OF COMDISCO
     ---------------------

     8.1  Pre-Closing Covenants.  Until the Closing:  (a) Comdisco shall conduct
          ---------------------
its business with respect to the Purchased Assets only in the ordinary course,
(b) Comdisco shall reasonably cooperate with DoveBid in the orderly transfer of the Purchased Assets to DoveBid's control by the Closing, (c) Comdisco shall use commercially diligent efforts to preserve for DoveBid the Purchased Assets, and shall completely refrain from negotiating any license, right or other form of Encumbrance upon any portion of the Purchased Assets with any third party; provided, that the foregoing shall not be deemed to prohibit Comdisco, prior to the Closing, from selling any of the Purchased Assets to a third party in the ordinary course.

     8.2  Access.  Comdisco will provide DoveBid and its representatives, during
          ------
normal business hours, with complete access to all of the Purchased Assets, other than those assets located at [*], access to which shall be subject to compliance with the terms and conditions of [*], and any related documents, books, files and records, to afford DoveBid a reasonable opportunity to make such a full investigation of the Purchased Assets prior to the Closing as DoveBid may reasonably desire, and Comdisco will cause Comdisco's representatives to cooperate fully with DoveBid and DoveBid's representatives in connection therewith.

     8.3  Required Consents and Notices.
          -----------------------------

     On or prior to the Closing, Comdisco will obtain all consents, waivers and authorizations required or appropriate to validly and timely assign and transfer all of the Purchased Assets to DoveBid at the Closing free and clear of all Encumbrances, other than the purchase money security interest of Comdisco with respect to the [*] Equipment, and to permit DoveBid following the Closing to resell the Purchased Assets to third parties, subject to payment in full to Comdisco by DoveBid of the Cash Consideration.

     8.4  Bill of Sale.  At the Closing, Comdisco will execute and deliver to
          ------------
DoveBid the Bill of Sale.

     8.5  Further Assurances.  From and after the Closing Date, Comdisco will
          ------------------
promptly execute and deliver to DoveBid any and all such further assignments, endorsements, records,

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

information and other documents and instruments as DoveBid may reasonably request for the purpose of effecting the transfer of Comdisco's title to the Purchased Assets to DoveBid and/or carrying out the provisions of this Agreement.

     8.6  Notice of Certain Matters.  Comdisco shall give prompt notice to
          -------------------------
DoveBid of the occurrence, or failure to occur, of any event, which occurrence or failure to occur, if uncured, could cause (a) any inaccuracy or breach of any representation or warranty or violation of a covenant of Comdisco in this Agreement; or (b) the failure of any of the conditions set forth in Section 10 of this Agreement.

9.   COVENANTS OF DOVEBID
     --------------------

     9.1  Compliance.  DoveBid agrees that before and after the Closing Date,
          ----------
Comdisco shall have no responsibility for DoveBid's compliance or non-compliance with any [*] order with respect to [*] or with any [*] statute or regulations governing the conduct of [*] or auctions and DoveBid shall hold Comdisco harmless from any such compliance or non-compliance by DoveBid.

     9.2  Taxes.  DoveBid agrees to promptly pay all sales, use, transfer, bulk
          -----
sales or other taxes imposed on the sale or transfer of the Purchased Assets to DoveBid under this Agreement or in connection with any subsequent sales thereof by DoveBid and to indemnify and hold Comdisco and its officers, directors, shareholders, employees and agents, harmless from and against any such taxes or claims for payment thereof by any tax authority.

     9.3  Required Consents and Notices.  Prior to the Closing, DoveBid will
          -----------------------------
obtain all consents, waivers and authorizations and provide all notices required or appropriate to consummate the transactions contemplated by this Agreement.

     9.4  Notice of Certain Matters.  DoveBid shall give prompt notice to
          -------------------------
Comdisco of the occurrence, or failure to occur, of any event, which occurrence of failure to occur, if uncured, could cause (a) any inaccuracy or breach of any representation or warranty or violation of a convenant of DoveBid in this Agreement, or (b) the failure of any of the conditions set forth in Section 10 of this Agreement.

     9.5  Further Assurances.  From and after the Closing Date, DoveBid will
          ------------------
promptly execute and deliver to Comdisco any and all such further records, documents, information, and instruments as Comdisco may reasonably request for the purpose of carrying out the provisions of this Agreement.

10.  CONDITIONS TO CLOSING
     ---------------------

     10.1 Conditions to DoveBid's Obligations.  The obligations of DoveBid
          -----------------------------------
hereunder shall be subject to the satisfaction and fulfillment of each of the following conditions, except as DoveBid may expressly waive the same in writing:

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

          (a)  Accuracy of Representations and Warranties.  The representations
               ------------------------------------------
and warranties made herein by Comdisco in Section 7 shall be true and correct in all material respects, and shall not be misleading in any material respect, on and as of the date given, and on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of the Closing Date.

          (b)  Compliance.  As of the Closing Date, Comdisco shall have complied
               ----------
in all material respects with, and shall have fully performed, in all material respects, all conditions, covenants and obligations in this Agreement imposed on Comdisco, required to be performed or complied with by Comdisco at, or prior to, the Closing Date.

          (c)  Delivery of Amended List of Purchased Assets. Comdisco shall have
               --------------------------------------------
delivered, and DoveBid shall have received an amended Exhibit A from which
                                                      ---------
assets sold by Comdisco prior to Closing, and their corresponding agreed upon value, shall have been removed.

          (d)  Delivery of Purchased Assets.  Comdisco shall have delivered,
               ----------------------------
subject to the terms of Section 2.2 (c) hereof, and DoveBid shall have received all the Purchased Assets free and clear of all Encumbrances, other than the purchase money security interest in favor of Comdisco with respect to the [*] Equipment.

          (e)  Bill of Sale.  Comdisco shall have duly executed and delivered to
               ------------
DoveBid the Bill of Sale.

          (f)  No Litigation; Legality. There shall not be pending or threatened
               -----------------------
any litigation with respect to the Purchased Assets or the transfer thereof by Comdisco. There shall not be in effect or pending any Applicable Law which makes it illegal for Comdisco to consummate the transactions contemplated by this Agreement, or any order, decree or judgment enjoining any party to this Agreement from consummating the transactions contemplated by this Agreement or requiring any part of the Purchased Assets to be divested or subject to an Encumbrance.

     10.2 Conditions to Comdisco's Obligations.  The obligations of Comdisco
          ------------------------------------
hereunder shall be subject to the satisfaction and fulfillment of each of the following conditions, except as Comdisco may expressly waive the same in writing:

          (a)  Accuracy of Representations and Warranties on Closing Date.  The
               ----------------------------------------------------------
representations and warranties made herein by DoveBid in Section 6 hereof shall be true and correct in all material respects, and shall not be misleading in any material respect, on and as of the date given, and on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of the Closing Date.

          (b)  Compliance.  DoveBid shall have complied in all material respects
               ----------
with, and shall have fully performed, in all material respects, all terms, conditions, covenants and obligations in this Agreement imposed on DoveBid and required to be performed or complied with by DoveBid at, or prior to, the Closing Date.

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

          (c)  Stock. Comdisco shall have received a stock certificate
               -----
evidencing the DoveBid Series C Preferred Stock issued to Comdisco under the Stock Purchase Agreement.

          (d)  Cash Consideration. DoveBid shall pay to Comdisco on or after the
               ------------------
Closing Date, but in no event later than March 31, 2000, the Cash Consideration.

          (e)  No Litigation; Legality.  There shall not be in effect or pending
               -----------------------
any Applicable Law which makes it illegal for DoveBid to consummate the transactions contemplated by this Agreement, or any order, decree or judgment enjoining any party to this Agreement from consummating the transactions contemplated by this Agreement.

          (f) [*]. DoveBid shall execute and deliver the Assignment of Comdisco's rights and interests under the [*] in the form attached hereto as Exhibit F.
---------

11.  CONFIDENTIALITY.
     ---------------

     11.1 Confidentiality Obligation.  Comdisco hereby expressly acknowledges
          --------------------------
and agrees that [*] (as defined in [*] constitutes "Confidential Information" as defined in the Confidentiality Agreement entered into between the parties dated October 5, 1999, a copy of which is attached hereto and made a part hereof as Exhibit G (the "Confidentiality Agreement").
----------

     11.2 Permitted Disclosure.  The terms and conditions of this Agreement will
          --------------------
be considered confidential and will not be disclosed to any third parties except to such party's accountants, attorneys or except as otherwise required by law. Notwithstanding the foregoing, Comdisco will have the right to disclose this Agreement to the extent necessary in connection with [*]. Neither party will make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent. If this Agreement or any of its terms must be disclosed under any law, rule or regulation (e.g., as part of a filing with the United States Securities and Exchange Commission), excluding an order or other discovery request issued by a court of competent jurisdiction, the disclosing party will (a) use reasonable efforts to give written notice of the intended disclosure to the other party at least five (5) days in advance of the date of disclosure; (b) redact portions of this Agreement to the fullest extent permitted under any applicable laws, rules and regulations; and (c) submit a request, to be agreed upon by the other party, that such portions and other provisions of this Agreement requested by the other party receive confidential treatment under the laws, rules and regulations of the body or tribunal to which disclosure is being made or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

12.  SURVIVAL OF WARRANTIES; INDEMNIFICATION; LIMITATION OF LIABILITY
     ----------------------------------------------------------------

     12.1 Survival of Warranties.  All representations and warranties made
          ----------------------
by Comdisco or DoveBid herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing.

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities Exchange Commission.

     12.2  Indemnified Losses.  For the purpose of this Section 12, "Loss" shall
           ------------------
mean and include any and all liability, loss, damage, claim, expense, cost, fine, fee, penalty, obligation or injury including, without limitation, those resulting from any and all actions, suits, proceedings, demands, assessments, judgments, award or arbitration, together with reasonable costs and expenses including the reasonable attorneys' and expert's fees and other legal costs and expenses relating thereto plus interest on the foregoing at the rate of 10% per annum.

     12.3  Indemnification by Comdisco.  Subject to the provisions and
           ---------------------------
limitations set forth in this Section 12, Comdisco agrees to defend, indemnify and hold harmless DoveBid, any parent, subsidiary or affiliate of DoveBid and any director, officer, employee, stockholder, agent or attorney of DoveBid or of any parent, subsidiary or affiliate of DoveBid (collectively, the "DoveBid Indemnified Parties") from and against any Loss which arises out of any breach or violation of any covenant of Comdisco, or the material inaccuracy or untruth of any representation or warranty of Comdisco made herein.

     12.4  Indemnification by DoveBid. Subject to the provisions and limitations
           --------------------------
set forth in this Section 12, DoveBid agrees to defend, indemnify and hold harmless Comdisco, any parent, subsidiary or affiliate of Comdisco and any director, officer, employee, stockholder, agent or attorney of Comdisco or of any parent, subsidiary or affiliate of Comdisco (collectively, the "Comdisco Indemnified Parties") from and against any Loss which arises out of (i) any breach or violation of any covenant of DoveBid, or the material inaccuracy or untruth or any representation or warranty by DoveBid made herein, or (ii) any third party claims for death, bodily injury or tangible property damage incurred while on Comdisco's premises on or after the Closing Date in connection with the Purchased Assets (a "Comdisco Premises Claim").

     12.5  Procedures for Indemnification.  If any action, suit or proceeding
           ------------------------------
shall be commenced against, or any claim or demand be asserted against DoveBid or Comdisco or any other party indemnified under Section 12.3 or 12.4 in respect of which DoveBid or Comdisco is entitled to demand indemnification under this
Section 12, then, the indemnified party shall notify the indemnitor in writing generally describing such action, suit, proceeding, claim or demand with reasonable particularity. The indemnified party will not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the indemnitor. So long as the indemnitor is diligently defending, at its sole expense and in good faith, any such action, suit, proceeding, claim or demand asserted by a third party against the indemnified party, the indemnified party shall not settle or compromise such action, suit, proceeding, claim or demand without the prior written consent of the indemnitor, which consent will not be unreasonably withheld or delayed. If the indemnitor fails to promptly and adequately defend any such action, suit, proceeding, claim or demand, then the indemnified party may defend, through counsel of its own choosing, such action, suit, proceeding, claim or demand and (so long the indemnified party gives the indemnitor at least ten (10) days' notice of the terms of the proposed settlement thereof and permits the indemnitor to then undertake the defense thereof at its sole expense if the indemnitor reasonably objects to the proposed settlement) to settle such action, suit, proceeding, claim or demand and to recover from the indemnitor the amount of such Losses.

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     12.6  Limitation of Liability.  IN NO EVENT SHALL EITHER PARTY TO THIS
           -----------------------
AGREEMENT BE RESPONSIBLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. Each parties' liability hereunder shall be further limited to the Purchase Price for the Purchased Asset giving rise to claim hereunder. The foregoing limitation will not restrict Comdisco's liability for: (i) any breach by Comdisco of the Confidentiality Agreement with respect to [*]; or (ii) any Loss for which Comdisco is required to indemnify any DoveBid Indemnified Party arising out of any breach by Comdisco of its representation and warranty as set forth in
Section 7.13. The foregoing limitation will not restrict DoveBid's liability for any Loss for which DoveBid is required to indemnify any Comdisco Indemnified Party arising out of: (i) any breach by DoveBid of its covenants under Sections
9.1 or 9.2; or (ii) any Comdisco Premises Claim.

13.  MISCELLANEOUS
     -------------

     13.1  Expenses.  Each of the parties hereto shall bear its own expenses
           --------
(including without limitation attorneys' fees) in connection with the negotiation and consummation of the transaction contemplated hereby.

     13.2  Notices.  Any notice required or permitted to be given under this
           -------
Agreement shall be in writing and shall be personally delivered or sent by certified or registered United States mail, postage prepaid, or sent by nationally recognized overnight express courier and shall be deemed given or delivered upon the earlier or (i) the first business day after hand delivery or deposit with overnight express courier, or (ii) three (3) calendar days after mailed, and shall be addressed as follows:

     (a)   If to Comdisco:

                    Comdisco, Inc.
                    6111 North River Road
                    Rosemont, IL 60018
                    Attn.: Frank Cirone
                    Phone: (847)518-7773
                    Fax:   (847)518-

                    Attn:  General Counsel
                    Phone: (847) 518-5075
                    Fax:   (847) 518-5088

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     (b)   If to DoveBid:

                    DoveBid, Inc.
                    1241 East Hillsdale Blvd.
                    Foster City, CA 94404
                    Attn: Cory Ravid, Chief Financial Officer

                    Attn: Anthony Capobianco, General Counsel
                    Phone: (650) 571-7400
                    Fax:   (650) 571-1502


     13.3  Entire Agreement.  This Agreement, the Exhibits hereto (which are
           ----------------
incorporated herein by reference) and the agreements to be executed and delivered in connection herewith, together constitute the entire agreement and understanding between the parties and there are no agreements or commitments with respect to the transactions contemplated herein except as set forth in this Agreement. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

     13.4  Amendment; Waiver. Any term or provision of this Agreement may be
           -----------------
amended only by a writing signed by Comdisco and DoveBid. The observance of any term or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound by such waiver. No waiver by a party of any breach of this Agreement will be deemed to constitute a waiver of any other breach or any succeeding breach.

     13.5  Execution in Counterparts. For the convenience of the parties, this
           -------------------------
Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     13.6  Assignment.  This Agreement may not be assigned by any party hereto
           ----------
without the prior written consent of each other party; except that either party may assign this Agreement (and all related agreements) by operation of law or in connection with any merger, consolidation or sale of all or substantially all such party's assets or in connection with any similar transaction or to any subsidiary, affiliate or parent of such party. This Agreement shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the parties hereto and their respective successors and permitted assigns.

     13.7  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the internal laws of the State of California (excluding application of any conflicts of law doctrines that would make applicable the law of any other state or jurisdiction) and, where appropriate, applicable federal law.


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     13.8  Severability.  If any provision of this Agreement is for any reason
           ------------
and to any extent deemed to be invalid or unenforceable, then such provision shall not be voided but rather shall be enforced to the maximum extent then permissible under then applicable law and so as to reasonably effect the intent of the parties hereto, and the remainder of this Agreement will remain in full force and effect.


                           [Signature page follows]


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement by their duly authorized representatives as of the Effective Date.



COMDISCO, INC.                            DOVEBID, INC.



____________________________________      ______________________________________
By:                                       By:



____________________________________      ______________________________________
Name:                                     Name:


Exhibits
--------

Exhibit A - Purchased Assets
Exhibit B - Bill of Sale
Exhibit C - Auction Terms
Exhibit D - Auction Schedule
Exhibit E - [*]
Exhibit F - Assignment Agreement
Exhibit G - Confidentiality Agreement

                                   Exhibit A

                               Purchased Assets

                                      [*]

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT A
                                   ---------

                               PURCHASED ASSETS

     [*]


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B
                                   ---------

                                 BILL OF SALE

This Bill of Sale dated as of March 7, 2000 (this "Bill of Sale") is made between DoveBid, Inc., a California corporation (hereinafter "Purchaser"), and Comdisco, Inc., a Delaware corporation (hereinafter, "Seller"). Purchaser and Seller are parties to a certain Asset Purchase and Co-Marketing Agreement dated as of March 7, 2000 (the "Purchase Agreement"). Capitalized terms used without definitions herein will have the meanings ascribed to such terms in the Purchase Agreement.

     Seller hereby sells and transfers its rights, title and interest in the Purchased Assets as described on Exhibit A attached to the Purchase Agreement
                                 ---------
and made a part hereof in accordance with the terms of the Purchase Agreement. Seller hereby represents and warrants to Purchaser that Seller is the absolute owner of said Purchased Assets, that said Purchased Assets are free and clear of all liens, charges and encumbrances, other than the purchase money security interest of Seller pending receipt of the Cash Consideration, and that Seller has full right, power and authority to sell said Purchased Assets and execute this Bill of Sale. SELLER MAKES NO OTHER WARRANTIES OTHER THAN THOSE SPECIFICALLY SET FORTH IN THIS BILL OF SALE AND THE PURCHASE AGREEMENT, IF ANY, AND SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE PURCHASED ASSETS ARE SOLD "AS IS".

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed on the date first written above.


     COMDISCO, INC.

     _________________________________

     By:



     _________________________________

     Name:


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
                                   ---------

                                 AUCTION TERMS

Welcome to the DoveBid.com Web site (the "Web Site"), the premiere web site for the business-to-business sale of industrial machinery, equipment, and surplus capital assets. The services provided by DoveBid, Inc. ("DoveBid") through the Web Site ("Service" or "Services") and the use of the Web Site are governed by these Terms and Conditions (the "Terms and Conditions"). By accessing or using the Services or the Web Site or by registering as either a buyer or seller ("Buyer", "Seller" or "User"), you agree that (1) you have read and familiarized yourself with the Terms and Conditions, (2) you understand the Terms and Conditions, and (3) your use of the Services and the Web Site will be in accordance with the Terms and Conditions. If you do not agree to the Terms and Conditions, you may not access or use the Services or the Web Site. The Terms and Conditions together with any additional terms and conditions specific to a particular auction (incorporated herein by reference) constitute the entire agreement (the "Agreement") between DoveBid and User regarding its subject matter and supersede and replace any and all prior or contemporaneous agreements between the parties regarding such subject matter

Amendment of Terms and Conditions. DoveBid may amend any or all of the Terms and Conditions (including fees and transaction rules) at any time, at DoveBid's sole discretion, without notice. Any amendment of the Terms and Conditions will be reflected on the Web Site. User is encouraged to periodically review the Terms and Conditions posted on the Web Site. Use of the Services and the Web Site constitutes acceptance of the Terms and Conditions including any amendments thereto. The Terms and Conditions were last revised on February 17, 2000.

Role of DoveBid. DoveBid provides the Services and the Web Site solely as a forum or venue in which Sellers may offer assets for sale and Buyers may place offers to purchase these assets. As such, DoveBid is neither a principal interested in the transactions, nor an agent of Buyer or Seller. Because DoveBid is not a party to any transaction, DoveBid does not make, and should not be construed as having made, any representation or warranty of any kind concerning any of the offered assets or offerings, including without limitation any representation or warranty regarding the quality, safety or legality of the offered assets, or the truth or accuracy of any offerings. Additionally, DoveBid makes no representation or warranty of any kind as to the ability of either Buyer or Seller to complete a sale in accordance with these Terms and Conditions or otherwise, and in accordance with any additional terms and conditions specific to a particular auction. DoveBid does not have the power to transfer title to any assets offered by Sellers. DoveBid retains sole discretion to remove any User who does not comply with the Terms and Conditions. However, Buyers and Sellers are solely responsible for independently verifying the background of those Users with whom they enter into, or with whom they prospectively will enter into, a transaction. In the event of any dispute regarding any transaction conducted through use of the Services or the Web Site (a "Dispute"), User hereby releases DoveBid, its affiliates and subsidiaries, and their respective directors, officers, employees, agents, shareholders, co-branders, partners, successors and assigns (the "Released Parties"), and each of the foregoing, from any and all manner of action, claim or cause of action or suit, at law or in equity, and from any and all losses, damages, costs or expenses,


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

including without limitation court costs and attorneys' fees, which User may have against the Released Parties, or any of them, known or unknown, disclosed or undisclosed, which arise out of or relate in any way to a Dispute. If User is a California resident, User waives California Civil Code (S)1542 which states:
"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Changes to Services and/or Web Site. User acknowledges and agrees that DoveBid may change, modify, amend, suspend or discontinue any aspect of the Services or the Web Site, at any time, without notice and without liability to User or to any third party. DoveBid reserves the right to impose limits on certain features of the Services or the Web Site, at any time, without notice and without liability to User or to any third party.

Registration. The Services and the Web Site are only available to persons with the legal capacity to enter into this Agreement. DoveBid may, at its sole and absolute discretion, refuse to accept a person's (or entity's) registration, and may, at any time after accepting registration, refuse to permit a person's (or entity's) continuing use of the Services and the Web Site.

Password and Security. User is solely responsible for maintaining the confidentiality of its User name and User password. User is obligated to complete those transactions that occur using its User name and User password, whether such transactions are authorized or unauthorized. User agrees that it shall immediately notify DoveBid in writing or by electronic mail of any unauthorized use of its User name or User password.

User Information. User will provide information to DoveBid during the registration process and to DoveBid and other Users during the course of the use of the Services and the Web Site (the "User Information"). User agrees and warrants: (1) that all User Information is accurate and complete at the time of registration, and (2) that User information will be continuously updated such that the User Information shall at all times be current, accurate, and complete. User grants to DoveBid a non-exclusive, worldwide, perpetual, royalty-free and irrevocable license to use the User Information, including any associated copyrights, trademarks, or other intellectual property or proprietary rights User may have in the User information, for any purposes in connection with the Services or the Web Site, subject to the terms of the DoveBid Privacy Policy.
                                                              --------------

Privacy Policy. The terms of the DoveBid Privacy Policy are incorporated by reference into these Terms and Conditions. User is encouraged to periodically review the DoveBid Privacy Policy posted on the Web Site at
www.dovebid.com/os/privacy.stm posted on the Web Site.
------------------------------

User Content. DoveBid is not responsible for the quality, accuracy, reliability, legality or completeness of any User-provided content, including any User Information. User is solely responsible for verifying the quality, accuracy, reliability, legality and competitiveness of all User-provided content, including any User Information. User acknowledges and agrees that DoveBid has the right, but not the obligation, to monitor User-provided content, including User Information, and to edit, correct or remove any such content that DoveBid, in its sole discretion, deems objectionable or in violation of this Agreement.

User Conduct. User represents, warrants and covenants that its use of the Services and the Web Site shall not:


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     (a) violate any applicable local, state, national or international law, statute, ordinance, rule or regulation. Without limiting the foregoing, User represents, warrants and covenants that it will not sell or buy any assets that may not be lawfully offered for sale or purchase in the United States and that User will not export from the United States any asset in violation of U.S. law;

     (b) impersonate any other person or entity, or make any misrepresentation as to User's employment by or affiliation with any other person or entity;

     (c) forge headers or in any manner manipulate identifiers in order to disguise the origin of any User Information;

     (d) upload, post, transmit, publish, or distribute any material or information for which User does not have all necessary rights and licenses;

     (e) upload, post, transmit, publish, or distribute any material which infringes, violates, beaches or otherwise contravenes the rights of any third party, including any copyright, trademark, patent, rights of privacy or publicity or any other proprietary right;

     (f) interfere with or disrupt the use of the Services or the Web Site by any other User, nor "stalk", threaten, or in any manner harass another User;

     (g) upload, post, transmit, publish, or distribute any unauthorized or unsolicited advertising, solicitations, offers for the sale of services, unsolicited communications, or offers for any "investment opportunities" (except as may be permitted by the use of the Services or the Web Site as provided for herein);

     (h) upload, post, transmit, publish, or distribute any material or information which contains a computer virus, or other code, files or programs intending in any manner to disrupt or interfere with the functioning of the Services, the Web Site, or that of other computer systems;

     (i) use the Services or the Web Site in such a manner as to gain unauthorized entry or access to the computer systems of others;

     (j) upload, post, transmit, publish or distribute any material or information which constitutes or encourages conduct that would constitute a criminal offense, give rise to other liability, or otherwise violate applicable law;

     (k) upload, post, transmit, publish, or distribute any material or information that is unlawful, or which may potentially be perceived as being harmful, threatening, abusive, harassing, defamatory, libelous, vulgar, obscene, or racially, ethnically, or otherwise objectionable; or

     (l) reproduce, copy, modify, sell, distribute or otherwise exploit for any commercial purposes the Services or the Web Site, or any component thereof (including, but not limited to any materials or information accessible through the Web Site).

Seller Conduct. In addition to those other obligations set forth herein, Seller agrees to be bound by the following:


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

     (a) Placing an asset for sale requires that Seller provide complete and accurate information regarding the asset offered (the "Listing Information"). It is the Seller's responsibility to review the Listing Information prior to its posting on the Web Site and to immediately notify DoveBid of any changes necessary to make the Listing Information complete and accurate at the time of its submission, without any misrepresentation of any kind. Seller represents, warrants and covenants that the Listing Information is complete and accurate and actually reflects the quantity, quality, and condition of the offered assets. Seller is obligated to update Listing Information to ensure that it is at all times complete and accurate. Additionally, Seller represents, warrants and covenants (1) that it has good and marketable legal title to the offered assets, free and clear of any lien, security interest, leasehold interest, co-ownership interest, or any other type of encumbrance or interest of any other person or entity, (2) that it has authority to list the offered assets for sale and to sell the offered assets, (3) no asset provided for sale on the Web Site shall be fraudulent or counterfeit, (4) the offering by Seller of any asset on the Web Site and the payment by Seller of any fees to DoveBid as specified in these Terms and Conditions will not cause DoveBid to violate any applicable law, statute, ordinance or regulation; (5) that each asset listed for sale is a "capital asset" as those terms are understood in accordance with generally accepted accounting principles (i.e., industrial machinery, equipment and surplus assets), (6) that no listed asset infringes or violates (or contains any parts or components which infringe or violate) any third party's copyright, patent, trademark, trade secret or other intellectual property or propriety rights, and (7) that no listed asset contains any Hazardous Substance. Notwithstanding the foregoing, Users agree that DoveBid shall have no duty or obligation to investigate the presence of any Hazardous Substances in or integral to the assets. For purposes of this subparagraph, the term "Hazardous Substances" shall mean, either individually or collectively, any chemical, solid, liquid, gas, or other substance having the characteristics identified in, listed under, or designated pursuant to (i) the Comprehensive Environmental
                                                ---------------------------
Response, Compensation and Liability Act of 1980 (CERCLA) as amended, 42 USCA
---------------------------------------------------------
Section 9601(4), as a "hazardous substance", (ii) the Resource, Conservation and
                                                      --------------------------
Recovery Act, 42 USCA Sections 6903(5) and 6921, as a "hazardous waste", or
------------
(iii) any other laws, statutes, or regulations of a government or political subdivision or agency thereof, as presenting an imminent and substantial danger to the public health or welfare or to the environment, or as otherwise requiring special handling, collection, storage, treatment, disposal, or transportation;

     (b) Seller agrees to pay to DoveBid a listing fee (the "Listing Fee") in the amount of $10.00 per lot (or group of listed assets), which Listing Fee is non-refundable. Additionally, Seller agrees to pay to DoveBid a fee (the "Sale Fee") of five percent (5%) of the high bid for each successful sale such five percent (5%) to be calculated based upon the gross sales price;

     (c) Seller agrees not to contact Users with respect to the sale of assets other than those listed through the Services;

     (d) Seller agrees to pay the Sale Fee to DoveBid if a successful sale is made to a User, without regard for such User's ability to perform.

Buyer Conduct. In addition to those other obligations set forth herein, Buyer acknowledges and agrees that by placing a bid on an asset, Buyer represents, warrants and covenants (1) that it shall not misrepresent its ability to close the transaction pursuant to the terms and conditions of sale, and in accordance with these Terms and Conditions, (2) that it has the capacity to close the transaction,

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

and (3) that it has actual authority to enter a bid, and to enter into an agreement to purchase the asset.

Webcast Auctions. A "webcast" auction is an on-site auction conducted by DoveBid that is simultaneously broadcast live over the Web Site. In connection with a webcast auction, DoveBid may charge each Buyer a Buyer's Premium of up to ten percent (10.0%) of the winning bid price ("Buyer's Premium") upon the completion of a successful transaction, or some other amount is DoveBid's sole discretion. For more details regarding whether a Buyer's Premium applies to a particular webcast auction and to what extent, including the amount of such Buyer's Premium, please view the appropriate auction brochure on the Web Site. Any purchase offer that you make on the Web Site indicates your express agreement to pay all amounts due, including any applicable Buyer's Premium.

Withdrawal of Auction/Auction Assets. User acknowledges and agrees that assets in an auction may be withdrawn or sold prior to the end of the designated auction period, and/or that the auction may be discontinued, either temporarily or permanently, all without notice to User.

Termination. DoveBid expressly reserves the right to terminate the use of, or to refuse to permit the use of, the Services and the Web Site by any person or entity, at the sole and absolute discretion of DoveBid, for any reason or for no reason.

Price Manipulation/ Bid Rigging. Collusion between Users or any form of price manipulation or bid rigging is strictly prohibited.

Taxes. User acknowledges and agrees that DoveBid does not collect, and shall not be held responsible for the collection of, any sales tax, use tax, transfer tax, or any other tax or fee which may be assessed by any jurisdiction having taxing authority over any transaction conducted through the Services or the Web Site. Additionally, DoveBid is not responsible for the calculation of any taxes or the reporting or remittance of any taxes to any taxing authority. User expressly agrees and warrants that it shall comply with any and all applicable laws and regulations, including without limitation, those with respect to taxes. Users agree to defend, indemnify, and hold harmless DoveBid from and against any and all damages, penalties, costs and expenses incurred by or imposed upon DoveBid resulting from any failure by User to comply with applicable tax laws.

No Relationship. User and DoveBid are independent contractors. Neither party is an agent, representative, broker, employee, or partner of the other party. This Agreement shall not be interpreted or construed to create an association, joint venture, agency, franchise or partnership between the parties or to impose any partnership obligation or liability upon either party.

Links to Third Parties. The Services and the Web Site may provide links to the web sites or services of others ("Third-Party Sites"). Links to such Third-Party Sites do not constitute an endorsement by DoveBid of such Sites, or the products, content, materials or information presented or made available by such Sites. User acknowledges and agrees that DoveBid is not responsible for any damages or losses caused or alleged to have been caused by the use of any Third-Party Sites, or from the products, content, material or information presented by or available through such Sites.

Downloading Information/Material. User hereby releases DoveBid, its affiliates and subsidiaries, and their respective directors, officers, employees, agents, shareholders, co-branders, partners,

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

successors and assigns from any and all actual or alleged damages which may result from User downloading any information or materials from the Web Site.

Choice of Law. This Agreement, and all questions with respect to the interpretation of this Agreement, shall be governed by and construed in accordance with the internal laws of the State of California and without regard for conflict of laws provisions. User expressly consents to personal and exclusive jurisdiction in the courts of the State of California located in San Mateo County.

Indemnification. User will defend, indemnify and hold harmless DoveBid, its affiliates and subsidiaries, and their respective directors, officers, employees, agents, shareholders, co-branders, partners, successors and assigns (collectively, "Indemnified Parties"), from and against any claim, loss, damage, liabilities, judgments, fees and expenses related thereto (including, without limitation, reasonable attorney's fees) incurred by any of the Indemnified Parties arising from or related to: (i) the use of the Services or the Web Site by User or (2) any breach or violation of these Terms and Conditions by User and
(3) any breach of any of User's representations, warranties and covenants.

Dispute Resolution. Any controversy involving DoveBid arising from or in any way related to this Agreement or User's use of the Services or the Web Site shall be submitted to binding arbitration to be conducted in accordance with the Rules of Commercial Arbitration of the American Arbitration Association ("AAA"). A single arbitrator with knowledge of the auction business shall conduct the arbitration in San Mateo County, California, United States of America. The parties shall mutually agree upon such arbitrator. In the event that the parties have not agreed to a mutually acceptable arbitrator within thirty (30) days of the date of the notice of intention to arbitrate, the arbitrator shall be selected by the AAA from its regularly maintained list of commercial arbitrators. Within sixty
(60) days after the arbitrator has been selected, the arbitrator shall conduct a single hearing no longer than one (1) day in duration for the purpose of receiving evidence and shall render a decision within ten (10) days after the conclusion of the hearing. The Federal Rules of Evidence and the Federal Rules of Civil Procedure shall apply to any arbitration hearing, and aggregate deposition discovery conducted in connection with any such hearing shall not exceed ten (10) hours for each party. The decision of the arbitrator shall be binding and final, and the arbitration award may be filed in a court of competent jurisdiction. In the event that a civil or administrative proceeding with respect to any disputes subject to arbitration under this provision is commenced, any other party to such proceeding shall be entitled to demand arbitration with respect to that dispute and shall be entitled to a permanent stay and injunction against any such civil or administrative proceeding. In the event that a party asserts multiple claims or causes of action, some but not all of which are subject to arbitration under law, any and all claims subject to arbitration shall be submitted to arbitration in accordance with this provision.

Disclaimer of Warranties. THE SERVICES AND THE WEB SITE, INCLUDING ALL CONTENT, FUNCTIONS, MATERIALS AND INFORMATION MADE AVAILABLE ON OR ACCESSED THROUGH THE SERVICES OR THE WEB SITE, ARE PROVIDED ON AN "AS IS", "WHERE IS", "AS AVAILABLE" BASIS WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DOVEBID DOES NOT WARRANT THAT THE SERVICES OR THE FUNCTIONS, FEATURES OR CONTENT CONTAINED THEREIN OR IN THE WEB SITE, INCLUDING WITHOUT LIMITATION ANY THIRD-PARTY SOFTWARE, PRODUCTS OR OTHER MATERIALS USED IN CONNECTION WITH THE SERVICES OR THE WEB SITE, WILL BE TIMELY, SECURE, UNINTERRUPTED OR ERROR FREE, OR THAT DEFECTS WILL BE CORRECTED. DOVEBID

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

MAKES NO WARRANTY THAT THE WEB SITE OR THE SERVICES WILL MEET USERS' REQUIREMENTS, AND EXPRESSLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTEES THAT BY POSTING AN ASSET ON THE SERVICES OR THE WEB SITE, THE POSTED ASSET WILL BE SOLD. IF USER IS DISSATISFIED WITH THE SERVICES OF THE WEB SITE, USER'S SOLE REMEDY IS TO DISCONTINUE USING THE SERVICES OF THE WEB SITE. DOVEBID MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING ANY GOODS OR SERVICES PURCHASED OR OBTAINED THROUGH THE SERVICES OR THE WEB SITE OR ANY TRANSACTIONS ENTERED INTO THROUGH THE SERVICES OF THE WEB SITE. NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY USER FROM DOVEBID OR THROUGH THE SERVICES OF THE WEB SITE SHALL CREATE ANY WARRANTY NOT EXPRESSLY MADE HEREIN. DOVEBID EXPRESSLY DISCLAIMS ANY RESPONSIBILITY FOR ANY MISREPRESENTATIONS OR BREACHES COMMITTED BY ANY USER

Limitation of Liability. IN NO EVENT SHALL DOVEBID BE LIABLE FOR ANY DAMAGES THAT ARE DIRECTLY OR INDIRECTLY RELATED TO THE USE OF, OR THE INABILITY TO USE, THE SERVICES, THE WEB SITE OR THE CONTENT, MATERIALS AND FUNCTIONS RELATED THERETO, INCLUDING WITHOUT LIMITATION, SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS, LOST GOODWILL, OR LOST SALES. IN NO EVENT SHALL THE TOTAL LIABILITY OF DOVEBID TO A USER FOR ALL DAMAGES, LOSSES, CLAIMS AND CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE OR OTHERWISE) ARISING FROM THIS AGREEMENT OR THE USE OF THE SERVICES OR THE WEB SITE EXCEED, IN THE AGGREGATE, ONE HUNDRED DOLLARS ($100.00).

THE FOREGOING LIMITATION SHALL APPLY AND SURVIVE NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.

Notices.

Notices shall be given:

  To DoveBid:  By email legal@DoveBid.com and by certified mail, return receipt
                                          ---
requested, to

          DoveBid, Inc., Attention Legal Department, 1241 East Hillsdale Boulevard, Foster City, California, 94404 or to such other address as may be designated from time to time.

  To User: By email at the email address as reflected in User's registration information.

Notices to User shall be deemed to have been received twenty-four (24) hours after the email is sent. Notices to DoveBid shall be deemed to have been given three (3) days after the date of mailing by certified mail.

Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then such provision shall be enforced to the maximum extent permissible so as to effect the intent of this Agreement, and the remainder of this Agreement shall continue in full force and effect.

Waiver. The failure of DoveBid to exercise or enforce any right or provision of this Agreement will not deemed a waiver of such right or provision

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

Trademarks. DoveBid, DoveBid.com, and the logos thereof are trademarks or service marks of DoveBid, Inc. No display or use of such marks may be made without the express written permission of DoveBid, Inc.

(C)  2000 DoveBid, Inc.  All rights reserved.

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D
                                   ---------

                               AUCTION SCHEDULE

This Auction Schedule dated as of ___________, 2000 is entered into between DoveBid, Inc. ("DoveBid") and Comdisco, Inc. ("Seller") and incorporates the "Terms and Conditions" specified on the DoveBid.com Web site, other than as specifically amended hereby, and shall be subject to the terms and conditions agreed between the parties under the Asset Purchase and Co-Marketing Agreement dated as of __________, 2000 (the "Asset Purchase Agreement").

1. Duration. DoveBid and Seller hereby agree that the assets of Seller being offered and accepted for auction by DoveBid as described on Schedule I hereto (the "Assets") at the reserve prices specified therein shall be subject to auction by DoveBid for a period of time commencing _______________and expiring _________________.

2. Fee. DoveBid and Seller hereby agree that the fee structure associated with DoveBid's auction of the Assets shall be as follows:

     Except as amended hereby, all of the Terms and Conditions referenced above shall remain in full force and effect.

DOVEBID, INC.                           COMDISCO, INC.

By:________________________________     By:____________________________

Title:_____________________________     Title:_________________________

Date:______________________________     Date:__________________________

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT E
                                   ---------

                                      [*]

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT F
                                   ---------

                              ASSIGNMENT AGREEMENT

     This Assignment Agreement dated as of March 7, 2000 is entered into between DoveBid, Inc., as Assignee and Comdisco, Inc., as Assignor in connection with the sale of Purchased Assets pursuant to the Asset Purchase and Co-Marketing Agreement of even date herewith ("Asset Purchase Agreement"). All terms not otherwise defined herein shall have the meaning ascribed to them in the Asset Purchase Agreement.

     Comdisco, Inc. hereby assigns to DoveBid, Inc. and DoveBid, Inc. hereby accepts the assignment, of all of Comdisco, Inc.'s rights and interests under the [*] attached to the Asset Purchase Agreement as Exhibit E and made a part hereof, entered into in connection with [*].

DOVEBID, INC.                           COMDISCO, INC.

By:________________________________     By:____________________________

Title:_____________________________     Title:_________________________

Date:______________________________     Date:__________________________

* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT G
                                   ---------

                           CONFIDENTIALITY AGREEMENT


* Confidential portions have been omitted from this public filing and have been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT G
                                   ---------

                           CONFIDENTIALITY AGREEMENT

     CONFIDENTIALITY AGREEMENT, dated as of October 5, 1999, between DoveBid, Inc., a Delaware corporation having a place of business at 1241 East Hillsdale Boulevard, Foster City, CA 94404, and COMDISCO, INC., a Delaware corporation having its principal place of business at 6111 N. River Road, Rosemont, IL 60018 ("COMDISCO").

     WHEREAS, the parties to this Confidentiality Agreement have determined to establish terms governing the confidentiality of certain information one party ("Owner") may disclose to the other party ("Recipient"), for the purpose of establishing a business relationship;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

     1. For purposes of this Confidentiality Agreement, "Confidential Information" means all information or data in whatever form transmitted relating to the past, present or future business affairs, including without limitation, (i) technology lease and services information, methodology and procedures; plus (ii) research, technology, product development, or business plans, operations or systems, of Owner or another party whose information Owner has in its possession under obligations of confidentiality, which (a) is disclosed by Owner or its affiliates to Recipient or its affiliates, bearing an appropriate legend indicating its confidential or proprietary nature or if oral or visual is identified as confidential or proprietary at the time of disclosure or as otherwise disclosed in a manner consistent with its confidential or proprietary nature, or
          (b) is produced or developed during the working relationship between the parties and which would, if disclosed to competitors of either party, give or increase such competitors' advantage over that party or diminish that party's advantage over its competitors.

          Confidential Information shall not include any information of an Owner that: (a) is already known to Recipient at time of its disclosure;
          (b) is or becomes publicly known through no wrongful act of Recipient;
          (c) is received from a third party free to disclose it to Recipient;
          (d) is independently developed by Recipient; (e) is communicated to a third party by recipient with the express written consent of the Owner, or (f) is lawfully required to be disclosed to any governmental agency or is otherwise required to be disclosed by law, provided that before making such disclosure the Recipient shall give the Owner an adequate opportunity to interpose an objection or take action to assure confidential handling of such information.

     2. For a period of two (2) years from the date of disclosure to Recipient, Recipient shall not disclose any Confidential Information it receives from Owner to any person or entity except employees of Recipient and its affiliates who have a need to know and who have been informed of Recipient's obligations under this Confidentiality Agreement. Recipient shall use not less than the same degree of care to avoid disclosure of such Confidential Information as Recipient uses for its own confidential information of like importance. Recipient shall use Confidential Information of the Owner only for purposes consented to by Owner.

     3. All Confidential Information disclosed by Owner to Recipient under this Confidentiality Agreement in tangible form (including, without limitation, information incorporated in computer software or held in electronic storage media) shall be and remain property of Owner. All such Confidential Information shall be returned to Owner promptly upon written request and shall not thereafter be retained in any form by Recipient. The rights and obligations of the parties under this Confidentiality Agreement shall survive any such return of Confidential Information.

     4. Owner shall not have any liability or responsibility for errors or omissions in, or any business decisions made by Recipient in reliance on, any Confidential Information disclosed under this Confidentiality Agreement.

     5. The parties agree that, in the event of a breach or threatened breach of the terms of this Confidentiality Agreement, Owner shall be entitled to an injunction prohibiting any such breach. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of money damages. The parties acknowledge that Confidential Information is valuable and unique and that disclosure in breach of this Confidentiality Agreement will result in irreparable injury to Owner.

     6. Either party may terminate this Confidentiality Agreement by written notice to the other. Notwithstanding any such termination, all rights and obligations hereunder shall survive with respect to Confidential Information disclosed prior to such termination.

     7. Neither party hereto shall in any way or in any form disclose, publicize or advertise in any manner the discussions that give rise to this Confidentiality Agreement or the discussions or negotiations covered by this Confidentiality Agreement without the prior written consent of the other party.

     8. The term "affiliate" shall mean any person or entity controlling, controlled by or under common control with a party.

     9. This Confidentiality Agreement: (a) is the complete agreement of the parties concerning the subject matter hereof and supersedes any prior such agreements; (b) may not be amended or in any manner modified except in writing signed by the parties; and (c) shall be governed by and construed in accordance with the laws of California without regard to its choice of law provisions. If any provision of this Confidentiality Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.

     10. The parties warrant that each has the right to disclose to the other all information which shall be disclosed and indemnifies and holds the other harmless against all claims, damages and expenses, including reasonable legal fees, resulting from an alleged wrongful disclosure which would breach such warranty.

     11. It is understood that neither party hereby grants to the other any rights under existing or future patents, trade secrets, copyrights or other proprietary information.

     12. It is understood that there is no obligation on the part of either party to enter into an agreement with the other party.

     IN WITNESS WHEREOF, the parties have executed this Confidentiality Agreement by their duly authorized representatives as of the date first above written.

DOVEBID, INC.                            COMDISCO, INC.

By:                                      By:
   -------------------------------          ------------------------------

NAME:                                    NAME:
     -----------------------------            ----------------------------

TITLE:                                   TITLE:
      ----------------------------             ---------------------------

                                       3